UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


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
      Date of Report (Date of earliest event reported)                                  January 1, 2006
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                                               DaimlerChrysler Auto Trust 2005-A
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                                     (Exact name of registrant as specified in its charter)

                                     DaimlerChrysler Financial Services Americas LLC
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                                                 (Sponsor and Depositor)


             State of Delaware                              333-75942-10                              20-6396233
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       (State of other jurisdiction                        (Commission                               (IRS Employer
             of incorporation)                             File Number)                           Identification No.)


                  Chase Manhattan Bank USA, National Association, as owner trustee,
                      500 Stanton Christiana Rd., Fl 3 / OPS4, Newark, Delaware                                  19713
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                              (Address of principal executive offices)                                        (Zip Code)


       Registrant's telephone number, including area code                                 (302) 552-6279
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                                 (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 6 Asset-Backed Securities


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      Item 6.02. Change of Servicer or Trustee.

      DaimlerChrysler Financial Services Americas LLC ("DCFS"), a Michigan limited liability company, has become the servicer for the DaimlerChrysler Auto Trust 2005-A (the "Trust"). Prior to January 1, 2006, DCFS was a wholly-owned subsidiary of DaimlerChrysler Services North America LLC, a Michigan limited liability company ("DCS"), which was the servicier for the Trust prior to January 1, 2006. On January 1, 2006, DCS merged into DCFS, with DCFS being the surviving legal entity. Immediately following the merger, DCFS became the seller and servicer under the Sale and Servicing Agreement (the "Servicing Agreement") and Administration Agreement, each dated January 1, 2005, to which DCS was a party, and has the same assets and liabilities and the same personnel and servicing operations and procedures that DCS had prior to the merger. The terms of the Servicing Agreement were not changed by the merger, except that DCFS is now the servicer.

      DCFS is a wholly-owned subsidiary of DaimlerChrysler Corporation ("DaimlerChrysler") and engages in providing consumer and dealer automotive financing for the products of DaimlerChrysler and other manufacturers, including retail and lease financing for vehicles, dealer inventory and other financing needs. DaimlerChrysler is an indirectly owned subsidiary of DaimlerChrysler AG ("DaimlerChrysler AG"), a German corporation. DCFS's executive offices are located at 27777 Inkster Road, Farmington Hills, Michigan 48334, and its telephone number is (248) 427-2565.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DaimlerChrysler Financial Services Americas LLC, as Administrator



                             By: /s/ B.C. Babbish
                                 --------------------------------
                                 B. C. Babbish
                                 Assistant Secretary



Date:  January 6, 2006